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                                                                    EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. (S)1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MGI PHARMA, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, William C. Brown, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                       /s/ William C. Brown
                                       ------------------------------------
                                       William C. Brown
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary
                                       March 18, 2003